Exhibit 99.1

Symbotic, a Revolutionary A.I.-Enabled Technology Platform for the Supply Chain,

to Become a Public Company in Partnership with SoftBank

Combination with SVF Investment Corp. 3 Values Symbotic at an Approximate Pro Forma Equity Value of $5.5 Billion

Breakthrough Patent-Protected Technology Developed in Multi-Year Partnerships with World’s Leading Retailers Boasts an Industry-leading $5 Billion Contracted Backlog

Transaction Expected to Raise $725 Million in Gross Proceeds, including $200 Million in Committed Capital from SoftBank Vision Fund 2 and $205 Million in a Common Equity PIPE from a Select Group of Leading Strategic and Institutional Investors including Walmart

Approximately $900 Million of Committed Capital to Support Symbotic Modernizing the Global Supply Chain, a $1 Trillion Market Opportunity

WILMINGTON, Mass. and SAN CARLOS, Calif. – December 13, 2021 – Symbotic LLC (“Symbotic” or the “Company”), a revolutionary A.I.-enabled technology platform for the supply chain, and SVF Investment Corp. 3 (NASDAQ: SVFC) (“SVFC”), a special purpose acquisition company sponsored by an affiliate of SoftBank Investment Advisers (“SBIA”), today announced a definitive merger agreement expected to make Symbotic a public company listed on Nasdaq. Upon completion of the merger, which is expected in the first half of 2022, the combined company will operate under the “Symbotic Inc.” name and will trade on Nasdaq under the ticker symbol “SYM.”

Symbotic is a product movement technology platform that is adaptable to a wide range of use cases. The Company rebuilt the traditional warehouse, powered by a fleet of autonomous robots with A.I.-enabled software, to create a first of its kind physical structure that can power a customer’s entire supply chain technology platform.

“When we founded Symbotic, we set out to develop technology to make the supply chain work better for everyone. We have successfully invented and developed a truly disruptive solution that reimagines the traditional warehouse from the ground up. Not only that, but we have also proven its power in partnership with some of the world’s biggest retailers,” said Symbotic Chairman and Chief Executive Officer, Rick Cohen. “Now is the time to take Symbotic to the next level. SoftBank has tremendous experience investing in leading-edge artificial intelligence and robotics innovators, and our partnership with them will provide us with new insights, relationships and capital that will help us realize our full potential. Together, I’m confident Symbotic will be a powerful, long-term force in modernizing the supply chain to the benefit of all.”

The disruptive platform already serves some of the world’s largest retailers, grocers and wholesalers, including Walmart, Albertsons and C&S Wholesale Grocers. With the industry’s largest contracted order backlog of over $5 billion, the Company already operates systems that service over 1,400 stores in 16 states and 8 Canadian provinces. The Company expects to achieve $433 million in revenue in FY 2022, representing an increase of more than 73% year-over-year. Symbotic is expected to be a hyper-growth company as it disrupts the more than $1 trillion that the retail and wholesale industries spend annually on supply chain functions, realizing a revenue growth rate in excess of 80% between 2020 and 20251, with the Company’s current backlog in excess of its total projected revenue through 2025.

[1]	As of September 25, 2021; Source: Symbotic management forecast

“We are highly impressed by how Rick and the team have built Symbotic into the remarkable, growing business and industry leader it is today,” said Yanni Pipilis, Chairman and CEO of SVF Investment Corp. 3 and Managing Partner for SBIA. “We believe Symbotic has built an exceptional platform on which to scale, building on the company’s strong revenue, balance sheet and profitability to thrive as Rick and the team continue to reimagine global supply chains.”

“Symbotic is harnessing the power of A.I. to deliver the products that customers want and need, and to bring more products to more consumers in less-time and at a lower cost,” said Vikas J. Parekh, Managing Partner for SBIA. “That this is achieved while also lowering the environmental impact is a great thing and a testament to the capabilities of Symbotic’s technology. We’re proud they chose to go public through a merger with SVFC, and we look forward to supporting the company’s growth into promising new verticals and markets.”

The Symbotic Platform

Symbotic’s A.I.-powered software acts as the conductor of a team of robots that receive, store and retrieve a virtually unlimited number of products. At the core of the system is a fleet of several hundred autonomous, intelligent, mobile robots called “Symbots.” These fully autonomous fleets of Symbots move products at speeds up to 25 mph with 99.9999% accuracy to and from random access storage structures. As products exit the system, A.I.-enabled robots use proprietary end of arm tools and vision to output cases, totes and packages at some of the fastest speeds in the industry. The system enhances storage density, increases available SKUs, reduces product damage and improves throughput and speed to customers.

Making the Supply Chain Better for Everyone

The Symbotic team works toward a mission of making the supply chain better for everyone. Workers benefit significantly from enhanced workplace safety while gaining important, widely applicable skills in robotics and technology. The platform can create a significant reduction in damage and waste due to its software that manages inventory in the system more efficiently and the Symbots’ ability to handle product in native cases with precision. In addition, the platform can be incorporated into existing operating infrastructure so customers can reap the benefits of the system without disrupting existing operations or needing to build new distribution infrastructure to accommodate automation. This extends the economic benefits of existing infrastructure, workforces and provides less disruption to surrounding communities.

Transaction Summary

The transaction values Symbotic at a pro forma enterprise value of $4.8 billion, representing 4.8x Symbotic’s forecast 2023 calendar year end estimated revenues, and a pro forma equity value of approximately $5.5 billion.

The transaction is expected to deliver up to $725 million of primary gross proceeds, consisting of $320 million of cash in trust from SVFC, assuming no public shareholders of SVFC exercise their redemption rights, a $205 million common equity PIPE at a $10.00 per share entry price, including a $150 million PIPE participation from Walmart, and a $200 million forward purchase of common equity at $10.00 per share by an affiliate of SoftBank Vision Fund 2. The minimum cash of the transaction is fully covered by the $405 million of committed equity capital that Symbotic and SVFC have raised, reducing potential transaction uncertainty. Symbotic also expects to receive an additional $174 million in cash from Walmart by the end of December to be used for general corporate purposes as a result of Walmart gross exercising warrants it holds in the Company.

The proceeds of the transaction will enable Symbotic to accelerate its growth plans, provide Symbotic with the flexibility to continue innovating to streamline its customers’ supply chains, and to efficiently deliver on its contracted backlog while achieving its growth targets. The Company also continues to invest in innovation to expand the application of its core technology to new use cases. This includes expansion into new verticals such as auto parts, home improvement and apparel as well as entering new geographies.

At closing, assuming no public shareholders of SVFC exercise their redemption rights, existing Symbotic equity holders are expected to own 88% of the combined business, with Mr. Cohen retaining 76% ownership, Walmart retaining 9% and other holders retaining 3%. New investors will own 12%, with SPAC public shareholders owning 6%, the SVFC sponsor and its affiliates owning 5% and other PIPE investors owning 1%. Symbotic’s CEO and CFO will be subject to a one-year lock-up period post-closing.

The transaction, which was unanimously approved by the board of directors of SVFC and the board of managers of Symbotic, is subject to approval by SVFC stockholders and other customary closing conditions. At closing, Symbotic is expected to form a seven-member board of directors including executives from some of the world’s largest retailers and technology leaders.

Investor Presentation and Additional Materials

A presentation and webcast made by the management of Symbotic and SVFC regarding the transaction will be available on Symbotic’s website at https://www.symbotic.com/investor-relations. An investor presentation is furnished as an exhibit in a Current Report on Form 8-K filed by SVFC, available on the United States Securities and Exchange Commission (“SEC”) website at https://www.sec.gov.

A more detailed description of the transaction terms and a copy of the Agreement and Plan of Merger will be included in a current report on Form 8-K to be filed by SVFC with the SEC. SVFC will file a registration statement (which will contain a proxy statement/prospectus) with the SEC in connection with the transaction.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Sullivan & Cromwell LLP is serving as legal advisor to Symbotic. Deutsche Bank Securities is serving as exclusive financial advisor as well as capital markets advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP as legal advisor to SVFC. Goldman Sachs & Co. LLC and Deutsche Bank Securities are also serving as lead Placement Agents on behalf of SVFC.

About Symbotic

Symbotic LLC is a robotics and automation-based product movement technology platform focused on transforming the consumer goods supply chain. The Company has spent more than a decade perfecting its warehouse automation platform to disrupt the supply chain of goods between manufacturers and consumers. Symbotic’s unique platform, with more than 250 issued patents, is an end-to-end system that reimagines every aspect of the warehouse and is fueled by a unique combination of proprietary software and a fleet of fully autonomous robots. The system enhances storage density, increases available SKUs, reduces product damage and improves throughput and speed to customers. Symbotic is rapidly growing with a pipeline to build its transformative systems for Fortune 100 retailers and wholesalers in new and existing warehouses throughout the United States and Canada. For more information about Symbotic visit https://www.symbotic.com.

About SVF Investment Corp. 3

SVF Investment Corp. 3 is a blank check company formed by an affiliate of SoftBank Investment Advisers (“SBIA”). Through the SoftBank Vision Funds, SBIA is investing up to $150 billion in many of the world’s leading technology companies, including those they helped take public such as 10X Genomics, Aurora, Auto1, Autostore, Berkshire Gray, Beike, Compass, Coupang, DiDi, Dingdong Maicai, DoorDash, Exscientia, Full Truck Alliance, Grab, Guardant Health, IonQ, JD Logistics, OneConnect, Opendoor, Paytm, PingAn Good Doctor, Policybazaar, Qualtrics, Relay Therapeutics, Roivant, Seer, Slack, Uber, View, Vir, WeWork, Zhangmen, ZhongAn Insurance and Zymergen. SBIA’s global reach, unparalleled ecosystem, and patient capital help founders build transformative businesses.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated December 12, 2021 (the “Merger Agreement”), by and among SVFC, Warehouse Technologies LLC (“Warehouse”), Symbotic Holdings LLC and Saturn Acquisition (DE) Corp. SVFC intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement and a prospectus of SVFC, and each party will file other documents regarding the proposed transaction with the SEC. The definitive proxy statement/prospectus will also be sent to the stockholders of SVFC and unitholders of Warehouse, seeking any required stockholder or unitholder approval. Before making any voting or investment decision, investors and security holders of SVFC and Warehouse are urged to carefully read the entire registration statement and proxy statement prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by SVFC with the SEC may be obtained free of charge at the SEC’s website at https://www.sec.gov. In addition, the documents filed by SVFC may be obtained free of charge from SVFC at https://www.svfinvestmentcorp.com/svfc/. Alternatively, these documents, when available, can be obtained free of charge from SVFC upon written request to SVF INVESTMENT CORP., 3, 1 Circle Star Way, San Carlos, California 9470, United States Attn: Secretary, or by calling 650-562-8100.

PARTICIPANTS IN THE SOLICITATION

SVFC, Warehouse and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SVFC, in favor of the approval of the Merger. Additional information regarding the interests of those participants, the directors and executive officers of Warehouse and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, SVFC’s and Warehouse’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SVFC’s final prospectus filed with the SEC on March 10, 2021. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and SVFC and Warehouse believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither SVFC nor Warehouse is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which SVFC has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in SVFC’s prospectus filed with the SEC on March 10, 2021 and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the Merger, including approval by stockholders of SVFC and Warehouse on the expected terms and schedule; delay in closing the Merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of SVFC and Warehouse; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the termination of any PIPE subscription agreements entered into by SVFC in connection with the Merger; possible variances between the historical financial information Warehouse presents and its PCAOB audited financial statements, when they become available; the amount of redemption requests made by SVFC’s stockholders; the effect of the announcement or pendency of the transaction on Warehouse’s business relationships, performance, and business generally; the ability to meet NASDAQ listing standards following the consummation of the Merger; the amount of the costs, fees, expenses and other charges related to the transaction; the ability of SVFC to issue equity securities in connection with the transaction; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; and risks related to SVFC’s restatement of financials, as described on a Form 8-K filed with the SEC on November 30, 2021.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SVFC’s and Warehouse’s control. While all projections are necessarily speculative, SVFC and Warehouse believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that SVFC and Warehouse, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SVFC and is not intended to form the basis of an investment decision in SVFC. All subsequent written and oral forward-looking statements concerning SVFC and Warehouse, the proposed transaction or other matters and attributable to SVFC and Warehouse or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For Symbotic

Media

Pat Tucker / Blair Hennessy

pct@abmac.com / bth@abmac.com

212-371-5999

Investors

Jeff Evanson

VP, Investor Relations

ir@symbotic.com

978-284-8616

For SVF Investment Corp. 3

svfinvestmentcorp@softbank.com